Exhibit 10.17
AMENDMENT TO
MASTER REPURCHASE AGREEMENT
     This amendment, dated as of January 27, 2012 (this “Amendment”), is by and between J.P. Morgan Securities LLC (“Party A”) and Provident Mortgage Capital Associates, Inc. (“Party B”).
     WHEREAS, the parties have entered into a Master Repurchase Agreement dated as of May 4, 2011 (the “Agreement”); and
     WHEREAS, the parties acknowledge that they wish to amend the Agreement as set forth below;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:
     1. Paragraph 11 of Annex I to the Agreement shall be deleted in its entirety and substituted, in lieu thereof, with the following:
“11. In addition to the representations contained in Paragraph 10 of the Agreement, Party B represents to Party A that Party B will have Paid-in Capital of at least USD$100,000,000.00.”
     2. Except as otherwise set forth herein, the Agreement shall remain unchanged and in full force and effect. From and after the date hereof, any reference to the Agreement shall be a reference to the Agreement as amended hereby.
     3. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.
     4. Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.
     5. This Amendment may be executed and delivered in counterparts (including by e-mail or facsimile transmission), each of which shall constitute an original.
     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the day and year first written above.

J.P. MORGAN SECURITIES LLC		PROVIDENT MORTGAGE CAPITAL
ASSOCIATES, INC.

By:	/s/ Mark D. Pasierb	By:	/s/ Mark E. Lefanowicz
Name:	Mark D. Pasierb	Name:	Mark E. Lefanowicz
Title:	Managing Director	Title:	CEO & President